EXHIBIT 10.8
QUALCOMM INCORPORATED
2016 LONG-TERM INCENTIVE PLAN
NON-EMPLOYEE DIRECTOR DEFERRED STOCK UNIT GRANT NOTICE
FOR NON-EMPLOYEE DIRECTORS IN SINGAPORE

QUALCOMM Incorporated (the “Company”), pursuant to its 2016 Long-Term Incentive Plan (the “Plan”) hereby grants to the Participant named below the number of Deferred Stock Units set forth below, each of which is a bookkeeping entry representing the equivalent in value of one (1) share of the Company’s common stock. The Non-Employee Director Deferred Stock Unit Award is subject to all of the terms and conditions as set forth herein and the Non-Employee Director Deferred Stock Unit Agreement for Non-Employee Directors in Singapore (the “Agreement”) (attached hereto) and the Plan1 which are incorporated herein in their entirety. Capitalized terms not otherwise defined in this Grant Notice or the Agreement shall have the meaning set forth in the Plan.

Participant: «First_Name» «Last_Name»    Grant No.: «Number»
Emp #: «ID»        Shares Subject to Deferred Stock Unit: «Shares_Granted»
Date of Grant: «DSU_Date»

Vesting Dates

This Deferred Stock Unit Award is fully vested on the Date of Grant.

Specified Settlement Date

The Specified Settlement Date shall be [for annual grants made in connection with an annual meeting specify date that is (1) 3 years from Date of Grant or (2) the later date specified in a valid election][for grants made to directors appointed between annual meetings, specify date that is (1) the third anniversary of the most recent annual meeting or (2) the later date specified in a valid election].  However, as provided in Section 2.1 of the Deferred Stock Unit Agreement, these Deferred Stock Units may be settled earlier upon certain other events.

Additional Terms/Acknowledgments: The Participant acknowledges (in the form determined by the Company) receipt of, and represents that the Participant has read, understands, accepts and agrees to the terms and conditions of the following: this Grant Notice, the Agreement and the Plan (including, but not limited to, the binding arbitration provision in Section 3.7 of the Plan). Participant hereby accepts the Deferred Stock Unit Award subject to all of its terms and conditions and further acknowledges that as of the Date of Grant, this Grant Notice, the Agreement and the Plan set forth the entire understanding between the Participant and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements pertaining to this particular Deferred Stock Unit Award.

QUALCOMM Incorporated:                Non-Employee Director:

By:
_____________________________________
«Officer First and Last Name»    Signature
«Officer Title»
Dated: «DSU_Date»    Date:_________________________________

Attachment:    Non-Employee Director Deferred Stock Unit Agreement for Non-Employee Directors in Singapore (DSU
Annual Singapore A9-A)
1 A copy of the Plan can be obtained from the Stock Administration website, located on the Company’s internal webpage, or you may request a hard copy from the Stock Administration Department.

QUALCOMM INCORPORATED
2016 LONG-TERM INCENTIVE PLAN
NON-EMPLOYEE DIRECTOR DEFERRED STOCK UNIT AGREEMENT
FOR NON-EMPLOYEE DIRECTORS IN SINGAPORE

Pursuant to the Grant Notice and this Non-Employee Director Deferred Stock Unit Agreement for Non-Employee Directors in Singapore (the “Agreement”), Qualcomm Incorporated (the “Company”) has granted you a Deferred Stock Unit Award with respect to the number of shares of the Company’s common stock (“Stock”) indicated in the Grant Notice. Capitalized terms not explicitly defined in this Agreement but defined in the Qualcomm Incorporated 2016 Long-Term Incentive Plan (the “Plan”) shall have the same definitions as in the Plan.
The details of this Deferred Stock Unit Award are as follows:
1.SERVICE AND VESTING.
1.1SERVICE. As provided in the Plan and notwithstanding any other provision of this Agreement, the Company reserves the right, in its sole discretion, to determine when your Service has terminated.
1.2VESTING. Except as otherwise provided in the Plan or this Agreement, this Deferred Stock Unit Award will vest on the Vesting Dates set out in the Grant Notice (the “Vesting Dates”). Except as otherwise expressly set forth in the Grant Notice, in the event of the termination of your Service for any reason, whether voluntary or involuntary, all unvested Deferred Stock Units shall be immediately forfeited without consideration. Unless and until the Deferred Stock Units vest on the applicable Vesting Dates, you will have no right to payment of any such Deferred Stock Units.

2.SETTLEMENT OF THE DEFERRED STOCK UNITS.
2.1SETTLEMENT DATE. The “Settlement Date” of your vested Deferred Stock Units shall be the earliest to occur of the following: (a) the Specified Settlement Date set out on the Grant Notice, or such later date as you may elect in accordance with Section 409A of the United States Internal Revenue Code of 1986, as amended (the “Code”); (b) your death; (c) your Disability, to the extent such Disability constitutes a “disability” pursuant to Section 409A of the Code; or (d) a Change in Control, to the extent such Change in Control occurs after the Date of Grant specified in the Grant Notice and constitutes a “change in ownership or effective control of the corporation” with respect to the Company pursuant to Section 409A of the Code.
2.2TIME AND FORM OF PAYMENT. Your vested Deferred Stock Units shall be paid in whole shares of Stock (in cash as to fractional shares) on, or as soon as practicable following, but in no event later than thirty (30) days after, the Settlement Date, except as otherwise specified below. To assist you in satisfying U.S. and non-U.S. federal, state or local income tax or social insurance obligations arising from your Deferred Stock Unit Award, the Company will allow you to make a one-time irrevocable election no later than (60) days after the

Date of Grant specified in the Grant Notice, authorizing the Company to pay cash in lieu of Stock with respect to a percentage of the Deferred Stock Units equal to any applicable U.S. and non-U.S. income or social insurance taxes at the applicable rates in effect at the time of payment (such applicable amounts referred to herein as the “Tax Percentage”). The amount of cash paid in lieu of such shares of Stock shall be equal to (i) the number of Deferred Stock Units (rounded up to the nearest whole Deferred Stock Unit) corresponding to the Tax Percentage, multiplied by (ii) if the Stock is listed on a national or regional securities exchange or market system, the closing price of a share of Stock as quoted on such national or regional securities exchange or market system constituting the primary market for the Stock on the last trading day prior to the Settlement Date, or, if the Stock is not listed on a national or regional securities exchange or market system, the price of a share of Stock as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse (the price determined under this clause (ii) being hereinafter referred to for purposes of this Agreement as the “Fair Market Value of the Stock”). Any election to receive a portion of the Deferred Stock Unit Award paid in cash as specified in this Section 2.2 shall not be effective with respect to any Settlement Date that occurs within six (6) months after the later of the date of the election or the Date of the Grant specified in the Grant Notice.

3.TAX WITHHOLDING. As a non-employee Director of the Company, you should report any income you derive from the Deferred Stock Unit Award and pay all applicable income taxes and social insurance contributions on such income. Notwithstanding the foregoing, in the event that a Participating Company has any income tax, social insurance contribution, payroll tax or other tax-related withholding (“Tax-Related Items”) obligation with respect to the income you derive from the Deferred Stock Unit Award, you authorize the Participating Company, at its discretion, to withhold all applicable Tax-Related Items legally payable by you by withholding in shares of Stock. In the event that the Company cannot legally satisfy the Tax-Related Items obligations by such withholding in Shares, the Company shall be entitled to withhold all applicable Tax-Related Items legally payable by you by one or a combination of the following methods: (i) withholding from cash compensation payable to you by the Company or (ii) arranging for the sale of shares of Stock acquired upon payment of the Deferred Stock Unit Award (on your behalf and at your direction pursuant to this authorization). Finally, you agree to pay on demand to the Participating Company any amount of Tax-Related Items that the Participating Company may be required to withhold as a result of your participation in the Plan or the payment of shares of Stock that cannot be satisfied by the means previously described.
4.TAX ADVICE. You acknowledge that you may be subject to federal, state, local, and non-U.S. income tax and social insurance obligations arising from your Deferred Stock Unit Award. You represent, warrant and acknowledge that the Company has made no warranties or representations to you with respect to the income tax or social insurance consequences of the transactions contemplated by this Agreement, and you are in no manner relying on the Company or its representatives for an assessment of such tax consequences. YOU UNDERSTAND THAT THE TAX AND SOCIAL INSURANCE LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING THE TAX AND SOCIAL INSURANCE TREATMENT OF ANY DEFERRED STOCK UNITS. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.

5.DIVIDEND EQUIVALENTS. If the Board declares a cash dividend on the Company’s Stock, you will be entitled to Dividend Equivalents in the form, payable on the terms and at such times as provided in Section 11.2(b)(i) of the Plan.
6.RESTRICTIONS ON SALE AND TRANSFERABILITY. You hereby agree that any shares of Stock acquired pursuant to this Deferred Stock Unit Award will not be offered for sale in Singapore prior to the six-month anniversary of the Date of Grant, unless such sale or offer is made pursuant to the exemptions under Part XIII Division 1 Subdivision (4) (other than section 280) of the Securities and Futures Act (Chap. 289, 2006 Ed.) (“SFA”).
7.SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, no shares of Stock will be issued to you upon vesting and settlement of this Deferred Stock Unit Award unless the Stock is then registered under the Securities Act or, if such Stock is not then so registered, the Company has determined that such vesting and issuance would be exempt from the registration requirements of the Securities Act. By accepting the Deferred Stock Unit Award, you agree not to sell any of the shares of Stock received under this Deferred Stock Unit Award at a time when applicable laws or Company policies prohibit a sale.
The Deferred Stock Unit Award is being made in reliance on section 273(1)(f) of the SFA, on which basis it is exempt from the prospectus and registration requirements under the SFA, and is not made with a view to the underlying shares of Stock being subsequently offered for sale to any other party. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.
8.TRANSFERABILITY. Prior to the issuance of shares of Stock in settlement of a Deferred Stock Unit Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by your creditors or by your beneficiary, except (i) transfer by will or by the laws of descent and distribution or (ii) transfer by written designation of a beneficiary, in a form acceptable to the Company, with such designation taking effect upon your death. All rights with respect to the Deferred Stock Unit Award shall be exercisable during your lifetime only by you or your guardian or legal representative. Prior to actual payment of any Deferred Stock Units, such Deferred Stock Units will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
9.DEFERRED STOCK UNITS NOT A SERVICE CONTRACT. This Deferred Stock Unit Award is not an employment or service contract and nothing in this Agreement, the Grant Notice or the Plan shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of a Participating Company, or of a Participating Company to continue your Service with the Participating Company. In addition, nothing in your Deferred Stock Unit Award shall obligate the Company, its stockholders, Board, Officers or Employees to continue any relationship which you might have as a Director or Consultant for the Company.
10.RESTRICTIVE LEGEND. Stock issued pursuant to the vesting and settlement of the Deferred Stock Units may be subject to such restrictions upon the sale, pledge or other transfer of the Stock as the Company and the Company’s counsel deem necessary under applicable law or pursuant to this Agreement.

11.REPRESENTATIONS, WARRANTIES, COVENANTS, AND ACKNOWLEDGMENTS. You hereby agree that in the event the Company and the Company’s counsel deem it necessary or advisable in the exercise of their discretion, the transfer or issuance of the shares of Stock issued pursuant to the Deferred Stock Units may be conditioned upon you making certain representations, warranties, and acknowledgments relating to compliance with applicable securities laws.
12.VOTING AND OTHER RIGHTS. Subject to the terms of this Agreement, you shall not have any voting rights or any other rights and privileges of a shareholder of the Company unless and until shares of Stock are issued upon payment of the Deferred Stock Units.
13.CODE SECTION 409A. It is the intent that the payment of Deferred Stock Units as set forth in this Agreement shall qualify for exemption from or comply with the requirements of Section 409A of the Code, and any ambiguities herein will be interpreted accordingly. The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify this Agreement as may be necessary to ensure that all payments provided for under this Agreement are made in a manner that qualifies for exemption from or complies with Section 409A of the Code; provided, however, that the Company makes no representation that the payments of Deferred Stock Units provided for under this Agreement will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to the payments of Deferred Stock Units provided for under this Agreement.
14.NOTICES. Any notices provided for in this Agreement, the Grant Notice or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.
15.DATA PRIVACY. You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement by and among, as necessary and applicable, the Participating Companies, for the exclusive purpose of implementing, administering and managing your participation in the Plan.
You understand that the Company may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, and any shares of stock or directorships held in the Company, and details of the Deferred Stock Units or any other entitlement to shares of Stock awarded, canceled, exercised, vested, unvested or outstanding in your favor (“Data”), for the purpose of implementing, administering and managing the Plan.
Participants residing outside the U.S, should understand the following: Data will be transferred to E*TRADE Financial Corporation and/or its affiliates (collectively, “E*TRADE”), or such other stock plan service provider as may be selected by Company in the future, which is assisting Company with the implementation, administration and management of the Plan. You understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting the Stock Administration department. You authorize the Company, E*TRADE, and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing your participation in the Plan. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Stock Administration department. Further, you understand that you are providing the consents herein on a purely voluntary basis. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. If you do not consent, or if you later seek to revoke your consent, your status or service with the Company will not be adversely affected; the only consequence of refusing or withdrawing your consent is that the Company would not be able to grant you Deferred Stock Unit Awards or other awards or administer or maintain such awards.
    For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact the Stock Administration department at QUALCOMM Incorporated, 5775 Morehouse Drive, San Diego, CA 92121.
16.NATURE OF GRANT. In accepting the Deferred Stock Unit Award, you acknowledge and agree that:
    (a)    the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan, the Agreement or the Grant Notice;
(b)    the award of Deferred Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Deferred Stock Units, or benefits in lieu of Deferred Stock Units, even if Deferred Stock Units or other Awards have been awarded in the past;
(c)    all decisions with respect to future Awards, if any, will be at the sole discretion of the Company;
(d)    your participation in the Plan is voluntary;
(e)    the future value of the underlying shares of Stock is unknown and cannot be predicted with certainty;
(f)     no claim or entitlement to compensation or damages shall arise from forfeiture of the Deferred Stock Units resulting from termination of your Service (for any reason whatsoever), and in consideration of the grant of the Deferred Stock Units, you agree not to institute any claim against the Company, any Subsidiary Corporation or Affiliate;
(g)    the Company is not providing any legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan or your acquisition or sale of the underlying shares of Stock;

        (h)    you are hereby advised to consult with your own personal legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan; and
(i)    neither the Company nor any Participating Company is liable for any foreign exchange fluctuation between your local currency and the United States Dollar that may affect the value of this Deferred Stock Unit Award.
17.APPLICABLE LAW. This Agreement shall be governed by the laws of the State of California as if the Agreement were between California residents and as if it were entered into and to be performed entirely within the State of California.
18.IMPOSITION OF OTHER REQUIREMENTS. The Company reserves the right to impose other requirements on your participation in the Plan, on the Deferred Stock Units, and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
19.ARBITRATION. Any dispute or claim concerning any Deferred Stock Units granted (or not granted) pursuant to the Plan and any other disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding arbitration conducted by the American Arbitration Association pursuant to the commercial arbitration rules in San Diego, California. By accepting the Deferred Stock Unit Award, you and the Company waive your respective rights to have any such disputes or claims tried by a judge or jury.
20.AMENDMENT. Your Deferred Stock Unit Award may be amended as provided in the Plan at any time, provided no such amendment may adversely affect the Deferred Stock Unit Award without your consent unless such amendment is necessary to comply with any applicable law or government regulation, or is contemplated in Section 13 hereof. No amendment or addition to this Agreement shall be effective unless in writing or in such electronic form as may be designated by the Company.
21.GOVERNING PLAN DOCUMENT. Your Deferred Stock Unit Award is subject to this Agreement, the Grant Notice and all the provisions of the Plan, the provisions of which are hereby made a part of this Agreement, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement, the Grant Notice and those of the Plan, the provisions of the Plan shall control.
22.SEVERABILITY. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.
23.DESCRIPTION OF ELECTRONIC DELIVERY. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, and any reports of the Company provided generally to the Company’s shareholders, may be delivered to you electronically. In addition, if permitted by the Company, you may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via electronic mail (“e-mail”) or such other means of electronic delivery specified by the Company.
24.WAIVER. The waiver by the Company with respect to your (or any other Participant’s) compliance of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach of such party of a provision of this Agreement.

QUALCOMM INCORPORATED
2016 LONG-TERM INCENTIVE PLAN
NON-EMPLOYEE DIRECTOR DEFERRED STOCK UNIT GRANT NOTICE
FOR NON-EMPLOYEE DIRECTORS IN SINGAPORE

QUALCOMM Incorporated (the “Company”), pursuant to its 2016 Long-Term Incentive Plan (the “Plan”) hereby grants to the Participant named below the number of Deferred Stock Units set forth below, each of which is a bookkeeping entry representing the equivalent in value of one (1) share of the Company’s common stock. The Non-Employee Director Deferred Stock Unit Award is subject to all of the terms and conditions as set forth herein and the Non-Employee Director Deferred Stock Unit Agreement for Non-Employee Directors in Singapore (“Agreement”) (attached hereto) and the Plan2 which are incorporated herein in their entirety. Capitalized terms not otherwise defined in this Grant Notice or the Agreement shall have the meaning set forth in the Plan.

Participant: «First_Name» «Last_Name»    Grant No.: «Number»
Emp #: «ID»        Shares Subject to Deferred Stock Unit: «Shares_Granted»
Date of Grant: «DSU_Date»

Vesting Dates

This Deferred Stock Unit Award is fully vested on the Date of Grant.

Specified Settlement Dates

The Specified Settlement Date shall be [for annual grants made in connection with an annual meeting specify date that is (1) 3 years from the Date of Grant or (2) the later date specified in a valid election]. However, as provided in Section 2.1 of the Deferred Stock Unit Agreement, these Deferred Stock Units may be settled earlier upon the termination of the Participant’s Board service and certain other events.

Additional Terms/Acknowledgments: The Participant acknowledges (in the form determined by the Company) receipt of, and represents that the Participant has read, understands, accepts and agrees to the terms and conditions of the following: this Grant Notice, the Agreement and the Plan (including, but not limited to, the binding arbitration provision in Section 3.7 of the Plan). Participant hereby accepts the Deferred Stock Unit Award subject to all of its terms and conditions and further acknowledges that as of the Date of Grant, this Grant Notice, the Agreement and the Plan set forth the entire understanding between the Participant and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements pertaining to this particular Deferred Stock Unit Award.

QUALCOMM Incorporated:                Non-Employee Director:

By:

_____________________________________
«Officer First and Last Name»    Signature
«Officer Title»
Dated: «DSU_Date»    Date:_________________________________

Attachment:    Non-Employee Director Deferred Stock Unit Agreement for Non-Employee Directors in Singapore – (DSU Quarterly Singapore A9-Q)
2 A copy of the Plan can be obtained from the Stock Administration website, located on the Company’s internal webpage, or you may request a hard copy from the Stock Administration Department.

QUALCOMM INCORPORATED
2016 LONG-TERM INCENTIVE PLAN
NON-EMPLOYEE DIRECTOR DEFERRED STOCK UNIT AGREEMENT
FOR NON-EMPLOYEE DIRECTORS IN SINGAPORE

Pursuant to the Grant Notice and this Non-Employee Director Deferred Stock Unit Agreement for Non-Employee Directors in Singapore (the “Agreement”), Qualcomm Incorporated (the “Company”) has granted you a Deferred Stock Unit Award with respect to the number of shares of the Company’s common stock (“Stock”) indicated in the Grant Notice. Capitalized terms not explicitly defined in this Agreement but defined in the Qualcomm Incorporated 2016 Long-Term Incentive Plan (the “Plan”) shall have the same definitions as in the Plan.
The details of this Deferred Stock Unit Award are as follows:
1.SERVICE AND VESTING.
1.1SERVICE. As provided in the Plan and notwithstanding any other provision of this Agreement, the Company reserves the right, in its sole discretion, to determine when your Service has terminated.
1.2VESTING. Except as otherwise provided in the Plan or this Agreement, this Deferred Stock Unit Award will vest on the Vesting Dates set out in the Grant Notice (the “Vesting Dates”). Except as otherwise expressly set forth in the Grant Notice, in the event of the termination of your Service for any reason, whether voluntary or involuntary, all unvested Deferred Stock Units shall be immediately forfeited without consideration. Unless and until the Deferred Stock Units vest on the applicable Vesting Dates, you will have no right to payment of any such Deferred Stock Units.

2.SETTLEMENT OF THE DEFERRED STOCK UNITS.
2.1SETTLEMENT DATE. The “Settlement Date” of your vested Deferred Stock Units shall be the earliest to occur of the following: (a) the Specified Settlement Date set out on the Grant Notice, or such later date as you may elect in accordance with Section 409A of the United States Internal Revenue Code of 1986, as amended (the “Code”); (b) your separation from Service, to the extent such separation constitutes a “separation from service” pursuant to Section 409A of the Code; (c) your death; (d) your Disability, to the extent such Disability constitutes a “disability” pursuant to Section 409A of the Code; or (e) a Change in Control, to the extent such Change in Control occurs after the Date of Grant specified in the Grant Notice and constitutes a “change in ownership or effective control of the corporation” with respect to the Company pursuant to Section 409A of the Code.
2.2TIME AND FORM OF PAYMENT. Your vested Deferred Stock Units shall be paid in whole shares of Stock (in cash as to fractional shares) on, or as soon as practicable following, but in no event later than thirty (30) days after, the Settlement Date, except as otherwise specified below. To assist you in satisfying U.S. and non-U.S. federal, state or local income tax or social insurance obligations arising from your Deferred Stock Unit Award, the Company will allow you to make a one-time irrevocable election no later than (60) days after the Date of Grant specified in the Grant Notice, authorizing the Company to pay cash in lieu of Stock with respect to a percentage of the Deferred Stock Units equal to any applicable U.S. and non-U.S. income or social insurance taxes at the applicable rates in effect at the time of payment (such applicable amounts referred to herein as the “Tax Percentage”). The amount of cash paid in lieu of such shares of Stock shall be equal to (i) the number of Deferred Stock Units (rounded up to the nearest whole Deferred Stock Unit) corresponding to the Tax Percentage, multiplied by (ii) if the Stock is listed on a national or regional securities exchange or market system, the closing price of a share of Stock as quoted on such national or regional securities exchange or market system constituting the primary market for the Stock on the last trading day prior to the Settlement Date, or, if the Stock is not listed on a national or regional securities exchange or market system, the price of a share of Stock as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse (the price determined under this clause (ii) being hereinafter referred to for purposes of this Agreement as the “Fair Market Value of the Stock”). Any election to receive a portion of the Deferred Stock Unit Award paid in cash as specified in this Section 2.2 shall not be effective with respect to any Settlement Date that occurs within six (6) months after the later of the date of the election or the Date of the Grant specified in the Grant Notice.

3.TAX WITHHOLDING. As a non-employee Director of the Company, you should report any income you derive from the Deferred Stock Unit Award and pay all applicable income taxes and social insurance contributions on such income. Notwithstanding the foregoing, in the event that a Participating Company has any income tax, social insurance contribution, payroll tax or other tax-related withholding (“Tax-Related Items”) obligation with respect to the income you derive from the Deferred Stock Unit Award, you authorize the Participating Company, at its discretion, to withhold all applicable Tax-Related Items legally payable by you by withholding in shares of Stock. In the event that the Company cannot legally satisfy the Tax-Related Items obligations by such withholding in shares, the Company shall be entitled to withhold all applicable Tax-Related Items legally payable by you by one or a combination of the following methods: (i) withholding from cash compensation payable to you by the Company or (ii) arranging for the sale of shares of Stock acquired upon payment of the Deferred Stock Unit Award (on your behalf and at your direction pursuant to this authorization). Finally, you agree to pay on demand to the Participating Company any amount of Tax-Related Items that the Participating Company may be required to withhold as a result of your participation in the Plan or the payment of shares of Stock that cannot be satisfied by the means previously described.
4.TAX ADVICE. You acknowledge that you may be subject to federal, state, local, and non-U.S. income tax and social insurance obligations arising from your Deferred Stock Unit Award. You represent, warrant and acknowledge that the Company has made no warranties or representations to you with respect to the income tax or social insurance consequences of the transactions contemplated by this Agreement, and you are in no manner relying on the Company or its representatives for an assessment of such tax consequences. YOU UNDERSTAND THAT THE TAX AND SOCIAL INSURANCE LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING THE TAX AND SOCIAL INSURANCE TREATMENT OF ANY DEFERRED STOCK UNITS. NOTHING STATED HEREIN IS INTENDED OR

WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.
5.DIVIDEND EQUIVALENTS. If the Board declares a cash dividend on the Company’s Stock, you will be entitled to Dividend Equivalents in the form, payable on the terms and at such times as provided in Section 11.2(b)(i) of the Plan.
6.RESTRICTIONS ON SALE AND TRANSFERABILITY. You hereby agree that any shares of Stock acquired pursuant to this Deferred Stock Unit Award will not be offered for sale in Singapore prior to the six-month anniversary of the Date of Grant, unless such sale or offer is made pursuant to the exemptions under Part XIII Division 1 Subdivision (4) (other than section 280) of the Securities and Futures Act (Chap. 289, 2006 Ed.) (“SFA”).
7.SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, no shares of Stock will be issued to you upon vesting and settlement of this Deferred Stock Unit Award unless the Stock is then registered under the Securities Act or, if such Stock is not then so registered, the Company has determined that such vesting and issuance would be exempt from the registration requirements of the Securities Act. By accepting the Deferred Stock Unit Award, you agree not to sell any of the shares of Stock received under this Deferred Stock Unit Award at a time when applicable laws or Company policies prohibit a sale.
The Deferred Stock Unit Award is being made in reliance on section 273(1)(f) of the SFA, on which basis it is exempt from the prospectus and registration requirements under the SFA, and is not made with a view to the underlying shares of Stock being subsequently offered for sale to any other party. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.
8.TRANSFERABILITY. Prior to the issuance of shares of Stock in settlement of a Deferred Stock Unit Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by your creditors or by your beneficiary, except (i) transfer by will or by the laws of descent and distribution or (ii) transfer by written designation of a beneficiary, in a form acceptable to the Company, with such designation taking effect upon your death. All rights with respect to the Deferred Stock Unit Award shall be exercisable during your lifetime only by you or your guardian or legal representative. Prior to actual payment of any Deferred Stock Units, such Deferred Stock Units will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
9.DEFERRED STOCK UNITS NOT A SERVICE SERVICE CONTRACT. This Deferred Stock Unit Award is not an employment or service contract and nothing in this Agreement, the Grant Notice or the Plan shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of a Participating Company, or of a Participating Company to continue your Service with the Participating Company. In addition, nothing in your Deferred Stock Unit Award shall obligate the Company, its stockholders, Board, Officers or Employees to continue any relationship which you might have as a Director or Consultant for the Company.

10.RESTRICTIVE LEGEND. Stock issued pursuant to the vesting and settlement of the Deferred Stock Units may be subject to such restrictions upon the sale, pledge or other transfer of the Stock as the Company and the Company’s counsel deem necessary under applicable law or pursuant to this Agreement.
11.REPRESENTATIONS, WARRANTIES, COVENANTS, AND ACKNOWLEDGMENTS. You hereby agree that in the event the Company and the Company’s counsel deem it necessary or advisable in the exercise of their discretion, the transfer or issuance of the shares of Stock issued pursuant to the Deferred Stock Units may be conditioned upon you making certain representations, warranties, and acknowledgments relating to compliance with applicable securities laws.
12.VOTING AND OTHER RIGHTS. Subject to the terms of this Agreement, you shall not have any voting rights or any other rights and privileges of a shareholder of the Company unless and until shares of Stock are issued upon payment of the Deferred Stock Units.
13.CODE SECTION 409A. It is the intent that the payment of Deferred Stock Units as set forth in this Agreement shall qualify for exemption from or comply with the requirements of Section 409A of the Code, and any ambiguities herein will be interpreted accordingly. The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify this Agreement as may be necessary to ensure that all payments provided for under this Agreement are made in a manner that qualify for exemption from or comply with Section 409A of the Code; provided, however, that the Company makes no representation that the payments of Deferred Stock Units provided for under this Agreement will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to the payments of Deferred Stock Units provided for under this Agreement.
14.NOTICES. Any notices provided for in this Agreement, the Grant Notice or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.
15.DATA PRIVACY. You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement by and among, as necessary and applicable, the Participating Companies, for the exclusive purpose of implementing, administering and managing your participation in the Plan.
You understand that the Company may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, and any shares of stock or directorships held in the Company, and details of the Deferred Stock Units or any other entitlement to shares of Stock awarded, canceled, exercised, vested, unvested or outstanding in your favor (“Data”), for the purpose of implementing, administering and managing the Plan.

Participants residing outside the U.S, should understand the following: Data will be transferred to E*TRADE Financial Corporation and/or its affiliates (collectively, “E*TRADE”), or such other stock plan service provider as may be selected by Company in the future, which is assisting Company with the implementation, administration and management of the Plan. You understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting the Stock Administration department. You authorize the Company, E*TRADE, and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing your participation in the Plan. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Stock Administration department. Further, you understand that you are providing the consents herein on a purely voluntary basis. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. If you do not consent, or if you later seek to revoke your consent, your status or service with the Company will not be adversely affected; the only consequence of refusing or withdrawing your consent is that the Company would not be able to grant you Deferred Stock Unit Awards or other awards or administer or maintain such awards.
    For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact the Stock Administration department at QUALCOMM Incorporated, 5775 Morehouse Drive, San Diego, CA 92121.
16.NATURE OF GRANT. In accepting the Deferred Stock Unit Award, you acknowledge and agree that:
    (a)    the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan, the Agreement or the Grant Notice;
(b)    the award of Deferred Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Deferred Stock Units, or benefits in lieu of Deferred Stock Units, even if Deferred Stock Units or other Awards have been awarded in the past;
(c)    all decisions with respect to future Awards, if any, will be at the sole discretion of the Company;
(d)    your participation in the Plan is voluntary;
(e)    the future value of the underlying shares of Stock is unknown and cannot be predicted with certainty;

(f)     no claim or entitlement to compensation or damages shall arise from forfeiture of the Deferred Stock Units resulting from termination of your Service (for any reason whatsoever), and in consideration of the grant of the Deferred Stock Units, you agree not to institute any claim against the Company, any Subsidiary Corporation or Affiliate;
(g)    the Company is not providing any legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan or your acquisition or sale of the underlying shares of Stock;
        (h)    you are hereby advised to consult with your own personal legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan; and
(i)    neither the Company nor any Participating Company is liable for any foreign exchange fluctuation between your local currency and the United States Dollar that may affect the value of this Deferred Stock Unit Award.
17.APPLICABLE LAW. This Agreement shall be governed by the laws of the State of California as if the Agreement were between California residents and as if it were entered into and to be performed entirely within the State of California.
18.IMPOSITION OF OTHER REQUIREMENTS. The Company reserves the right to impose other requirements on your participation in the Plan, on the Deferred Stock Units, and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
19.ARBITRATION. Any dispute or claim concerning any Deferred Stock Units granted (or not granted) pursuant to the Plan and any other disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding arbitration conducted by the American Arbitration Association pursuant to the commercial arbitration rules in San Diego, California. By accepting the Deferred Stock Unit Award, you and the Company waive your respective rights to have any such disputes or claims tried by a judge or jury.
20.AMENDMENT. Your Deferred Stock Unit Award may be amended as provided in the Plan at any time, provided no such amendment may adversely affect the Deferred Stock Unit Award without your consent unless such amendment is necessary to comply with any applicable law or government regulation, or is contemplated in Section 13 hereof. No amendment or addition to this Agreement shall be effective unless in writing or in such electronic form as may be designated by the Company.
21.GOVERNING PLAN DOCUMENT. Your Deferred Stock Unit Award is subject to this Agreement, the Grant Notice and all the provisions of the Plan, the provisions of which are hereby made a part of this Agreement, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement, the Grant Notice and those of the Plan, the provisions of the Plan shall control.

22.SEVERABILITY. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.
23.DESCRIPTION OF ELECTRONIC DELIVERY. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, and any reports of the Company provided generally to the Company’s shareholders, may be delivered to you electronically. In addition, if permitted by the Company, you may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via electronic mail (“e-mail”) or such other means of electronic delivery specified by the Company.
24.WAIVER. The waiver by the Company with respect to your (or any other Participant’s) compliance of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach of such party of a provision of this Agreement.